UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 19, 2005

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
SIGNATURES

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

     The following charts were furnished to securities analysts in connection with General Motors Corporation’s (GM) earnings release this morning, Tuesday, April 19, 2005.

In the presentation that follows and in related comments by General Motors management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "outlook", "priorities/targets" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increases for fuel, labor strikes or work stoppages; health care costs; market acceptance of the corporation's new products; pace of product introductions; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management. GM is recording the remarks and visuals presented today which are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Therefore, this conference may not be recorded by attendees. We consider your participation to constitute your consent to being recorded today. Additionally, per Regulation G, supplemental financial disclosure is included which provides a quantitative reconciliation of non-GAAP financial disclosures addressed in the context of the following chart set to GM's GAAP financial results and provides definition around non-GAAP terminology addressed. 2005 First Quarter Results

2005 First Quarter Highlights Adjusted EPS ($1.48) (excludes special items), ($839) million Net Loss, $45.8 billion Revenue Reported EPS ($1.95), ($1.1) billion Net Loss Low Q1 '05 production levels combined with a weaker product mix and increased healthcare expense drove significant loss at GMNA Favorable impact from GME recovery plan beginning to be realized GME first quarter market share at six year high 5th consecutive quarter of profit from GMLAAM Reduced GMAP profit driven by more challenging China environment and reduced Japan income Solid GMAC performance despite interest rate challenges Strong Mortgage operation results Refer to Supplemental Chart 1 for reconciliation to GAAP figures

2004 2005 2005 Fav/(Unfav) 2004 ---------------- $ Millions ----------------- GMNA $401 ($1,336) ($1,737) GME (116) (103) 13 GMLAAM 1 46 45 GMAP 275 60 (215) Total Automotive 561 (1,333) (1,894) GMAC 764 728 (36) Corporate Other (117) (234) (117) Total Net Income 1,208 (839) (2,047) EPS (excl. special items) 2.12 (1.48) (3.60) Worldwide Production (000) 2,273 2,211 (62) Global Market Share 13.6% 13.4% (0.2) p.p. First Quarter Adjusted Results - Net Income Refer to Supplemental Chart 1 for reconciliation to GAAP figures

First Quarter 2005 Adjustments to Income $ Millions

2005 Corporate Effective Tax Rate To ensure transparency and show Adjusted EPS at conservative level, have adjusted results to a 15% tax rate Is consistent with our prior guidance (effective tax rate of 15%) Reported tax rate is substantially greater than 15% due to tax benefits that do not fluctuate with earnings (i.e. Medicare Part D) Without tax normalization, adjusted earnings would have been ($0.79) EPS

GM/Delphi Transactions The $237M payment from Delphi to GM in Q3 '00 was a partial recovery by GM of recall expense previously incurred by GM, largely in Q1-Q2 '00 Unlike warranty, recall expense is accrued by GM at the time of the recall authorization GM regularly attempts to recover any portion of recall expense that is attributable to a supplier Appropriate accounting treatment for GM is a reduction to previously recognized recall expense when the supplier agrees to reimburse GM $85M entry in 2001 CY was an adjustment to liabilities; primarily OPEB, that arose prior to the Delphi spin-off Appropriate accounting treatment by GM is a charge to equity GM's transaction/ accounting entry could not be completed until final number of Delphi retirement flowbacks were known These transactions were booked according to U.S. GAAP. We are confident that they were accounted for properly

North America First Quarter Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax Income $575 ($1,566) ($2,141) Net Income/(Loss) 401 (1,336) (1,737) Net Margin 1.4% (5.3%) (6.7) p.p. North America: - Production Volume (000) 1,345 1,183 (162) - Market Share 26.3% 25.2% (1.1) p.p. United States: - Industry SAAR (Mil.) 17.0 17.0 0.0 p.p. - Market Share 26.7% 25.4% (1.3) p.p. - GM Truck Sales as % of Total 56.8% 58.8% 2.0 p.p. - Dealer Inventory (000) 1,342 1,243 (99)

GMNA Vehicle Revenue Per Unit 2000 CY 2001 CY 2002 CY 2003 CY 2004 CY Q1 '00 Q1 '01 Q1 '02 Q1 '03 Q1 '04 Q1 '05 Net Revenue 18095 18722 18698 18992 18991 18130 18733 19146 19089 19084 18396 Net Revenue Gross Revenue Less Sales Incentives Memo: Vehicle Revenue Per Unit excludes such items as impact of daily rental acctg., Service Parts, other outside sales and OnStar Reported Rev/Unit 19,719 20,899 20,321 20,777 20,882 19,417 20,847 21,463 20,411 20,670 20,432 Calendar Year First Quarter

Europe First Quarter Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax (Loss) ($223) ($204) $19 Net Income/(Loss) (116) (103) 13 Net Margin (1.5%) (1.3%) 0.2 p.p. Total Europe: - Production Volume (000) 473 502 29 - Industry SAAR (Mil.) 20.6 20.5 (0.1) - Market Share 9.4% 9.8% 0.4 p.p. Germany: - Industry SAAR (Mil.) 3.4 3.4 0.0 - Market Share 10.6% 10.9% 0.3 p.p. UK: Industry SAAR (Mil.) 2.9 2.9 0.0 - Market Share 14.0% 14.8% 0.8 p.p. Saab - Global Sales (000) 29.8 28.1 (1.7)

Latin America, Africa & Middle East First Quarter Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax Income/(Loss) $8 $67 $59 Net Income/(Loss) 1 46 45 Net Margin 0.1% 2.0% 1.9 p.p. Total LAAM: - Production Volume (000) - Industry SAAR (Mil.) 159 4.1 185 4.8 26 0.7 - Market Share 16.2% 16.0% (0.2) p.p. Brazil: - Industry SAAR (Mil.) 1.5 1.6 0.1 - Market Share 23.5% 19.0% (4.5) p.p. Argentina: Industry SAAR (000) 252 372 120 Market Share 15.9% 17.7% 1.8 p.p. South Africa: Industry SAAR (000) 409 501 92 Market Share 11.6% 13.2% 1.6 p.p.

Asia Pacific First Quarter Results 2004 2005 2005 Fav/(Unfav) 2004 ----------------- $ Millions ------------------ Pre-Tax Income $13 ($36) ($49) Equity/Minority Interest 268 83 (185) Net Income/(Loss) 275 60 (215) Net Margin 17.2% 3.5% (13.7) p.p. Total Asia-Pacific: - Industry SAAR (Mil.) 17.1 17.3 0.2 - Market Share 4.9% 5.0% 0.1 p.p. China: Industry SAAR (Mil.) 5.3 5.1 (0.2) Market Share 9.9% 10.4% 0.5 p.p. Australia: - Industry SAAR (Mil.) 1.0 1.0 0.0 - Market Share 20.0% 18.5% (1.5) p.p. GM- DAT: - Production 121 134 13

Memo: 2003 Memo: 2003 2004 2005 2005 Fav/(Unfav) 2004 -------------------- $ Millions -------------------- -------------------- $ Millions -------------------- -------------------- $ Millions -------------------- -------------------- $ Millions -------------------- -------------------- $ Millions -------------------- -------------------- $ Millions -------------------- -------------------- $ Millions -------------------- -------------------- $ Millions -------------------- -------------------- $ Millions -------------------- Financing $302 $442 $248 ($194) Mortgage 371 371 231 385 154 Insurance 26 26 91 95 4 Total 699 699 764 728 (36) GMAC First Quarter Results Net Income

Financing Operations Impact of rising interest rates will be partially offset by previous shift to fixed rate debt Funding mix is continuing to evolve Will benefit from continued low levels of credit losses and improved remarketing results on off-lease vehicles Will continue to transition from an "originate/storage" business model to an "originate/sell" business model Mortgage Operations Net income to remain strong despite lower U.S. industry residential volume and increasing interest rates Earnings supported by higher market share, favorable servicing results and growth in fee-based revenue and international operations Insurance Operations Premium growth and strong underwriting performance Continued growth in international markets Strong income from large investment portfolio GMAC Sector Outlook

GMAC Liquidity Profile Asset and Liability Scheduled Maturities As of December 31, 2004 Excludes on-balance sheet secured assets and on-balance sheet secured debt

GMAC Robust Access to Capital Small Banks/ Insurance Co.'s Syndicated Whole Loan Sales GMAC Asset Origination Platform Major Banks Seeking to Retain Whole Loans Investment Banks Seeking to "Repackage" and Sell to Investors GMAC Balance Sheet (GMAC Auto Bank or other B/S Capacity) Public & Private Market Asset-Backed Investors Hedge Funds Seeking Higher- Risk Higher-Return Assets 23

GMAC Global Liquidity Over $70B of unutilized capacity Strong Q1 '05 cash portfolio of $18.5B * Includes cash and certain marketable securities with maturities greater than 90 days Refer to Supplemental Chart 3 for reconciliation to GAAP figures *

Q4'00 Q4'01 Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Net Liquidity 5.2 4.8 4.8 3.5 -0.7 0.8 1.8 2.5 1.1 4.2 6.5 -2.4 -5.5 -8.9 -7.4 -8.2 -9.2 -12.5 Gross Cash 13.2 13 13.3 11.8 11.5 17.3 17.6 18.2 17.3 20.6 23.7 29.3 26.9 23.5 25 24.5 23.3 19.8 Cum'l. Pension & VEBA Cont 17.3 17.3 18.7 20.1 21.5 23 24.2 $ Billions Gross / Net Liquidity 2 1,2 1 Cash, Mkt. Securities & ST VEBA 2 Excluding Financing Operations

Managerial Cash Flow Summary (Excludes GMAC) a a Refer to Supplemental Chart 2 for reconciliation to GAAP figures

2005 2006 2007 2008 2009 2010 U.S. Term Debt Maturities 0.5 0.3 1.2 1.4 0.1 0 Overseas Debt 0.4 0.1 0 0 0 0 Within context of GM's liquidity, near-term refinancing needs are not likely to be a source of stress Only $2B maturing through 2007 Average maturity of 19 years * Represents $1.2B in convertible bonds that could be put as early as 2007 but don't actually mature until 2032 ($ billions) GM Near Term Funding Requirements *

2005 Priorities / Targets Priorities $4.00 - $5.00 EPS Operating cash flow of $2B** Capital spending of $8B Grow global volume Regional / Sector Income Targets North America: $500M Europe: ($500M) LAAM: $100M Asia-Pacific: $600M GMAC: 3 $2,500M * * EPS excluding any special items; at current dilution levels ** Excludes any one-time items G G R G G G R R G

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

Reconciliation to Adjusted Net Revenue, Net Income / EPS Q1 - 2004 & 2005 S1

Reconciliation of Operating Cash Flow S2

Reconciliation of GMAC Cash Portfolio S3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: April 19, 2005	By:	/s/PETER R. BIBLE.
(Peter R. Bible, Chief Accounting Officer)